UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2006

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

DELAWARE	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

A copy of the SPX Corporation press release announcing the adoption of a written trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, is filed as Exhibit 99.1 to this report.

Item 9.01.                  Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

99.1	Press Release issued by SPX Corporation on May 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: May 12, 2006	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by SPX Corporation on May 12, 2006